BROKER DEALER
MARKETING AND SERVICING AGREEMENT
FOR VARIABLE LIFE POLICIES

This Broker Dealer Marketing and Servicing Agreement for Variable Life Policies (the “Agreement”) is effective this ______ day of ________________, 20__, by and among Principal Life Insurance Company (“Principal Life”) and Principal National Life Insurance Company (“Principal National”) (collectively “Insurer”) and Principal Securities, Inc.(“Distributor”), on the one hand, and ___________________ and its duly licensed insurance affiliates, if any, indicated on the signature page of this Agreement (collectively “Broker Dealer”), on the other hand. Distributor, Insurer and Broker Dealer are individually referred to as a “Party” and collectively, as the “Parties”

RECITALS

A.
Insurer offers certain individual variable life insurance policies listed in the exhibits attached to this Agreement (“Policies”). The exhibits attached to this Agreement are incorporated herein by reference and made a part hereof (“Exhibits”).

B.
Distributor is a broker dealer registered with the Securities and Exchange Commission (the “SEC”) under the Securities and Exchange Act of 1934, as amended (the “1934 Act”) and a member in good standing of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Distributor is the principal underwriter of the Policies.

C.
Broker Dealer is engaged in the sale of securities and other investment products, including variable life insurance policies. Broker Dealer either is licensed in certain states as an insurance agent or agency or has entered into an insurance networking agreement with the undersigned duly licensed insurance affiliates to act on its behalf in the capacity of a licensed insurance agent or agency.

D.
The Parties enter into this Agreement for the purpose of authorizing Broker Dealer to solicit sales of and service Policies, subjects to the terms and conditions set forth in this Agreement and the Exhibits.

NOW THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the receipt and sufficiency of which the Parties acknowledge, the Parties agree as follows:

REPRESENTATIONS

1.
Insurer represents that the Policies, including any related separate accounts, shall comply with the registration and other applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the Investment Company Act of 1940 (the “40 Act”) and the rules and regulations thereunder, including the terms of any order of the SEC with respect thereto. Insurer further represents that the Policy prospectuses included in Insurer’s registration statement, post-effective amendments, and any supplements thereto, as filed or to be filed with the SEC, as of their respective effective dates, contain or will contain all statements and information required to be stated therein by the 33 Act and in all respects conform or will conform to the requirements thereof, and no prospectus, nor any supplement thereof, includes or will include any untrue statement of a material fact, or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, provided, however, that the foregoing representations shall not apply to information contained in or omitted from any prospectus or supplement in reliance upon and in conformity with written information furnished to Insurer by Broker Dealer specifically for use in preparation thereof. The foregoing representations also shall not apply to information contained in or omitted from any prospectus or supplement of any underlying mutual fund.

2.
Broker Dealer represents and warrants that it is a registered broker dealer under the 1934 Act, a member in good standing of FINRA, and registered as a broker dealer under state law to the extent required in order to provide the services described in this Agreement. Broker Dealer agrees to abide by all rules and regulations of FINRA, including its Conduct Rules, and to comply with all applicable state and federal laws and the rules and regulations of authorized regulatory agencies affecting the sale of Policies, including the prospectus delivery requirements under the 33 Act for Policies and any underlying mutual fund. Broker Dealer is responsible for prospectus delivery requirements only on initial sale. Insurer and Distributor will be responsible for prospectus delivery annually after the original sale.

MARKETING/SERVICING

3.
Principal Life shall be the contracting party for Insurer for all Policies issued by Principal Life, and Principal National shall be the contracting party for Insurer for all Policies issued by Principal National. The rights, duties, obligations and responsibilities of each are separate and distinct from the rights, duties, obligations and responsibilities of the other. Principal Life shall not have any responsibility or liability for the actions or inactions of Principal National under this Agreement and Principal National shall not have any responsibility or liability for the actions or inactions of Principal Life under this Agreement.

4.
Broker Dealer will itself be, or will select persons associated with it who are, trained and qualified to solicit applications for purchase and servicing of Policies in conformance with applicable state and federal laws. Any such persons shall be registered representatives of Broker Dealer in accordance with the rules of FINRA and any applicable state laws and be licensed to offer Policies in accordance with the insurance laws of any jurisdiction in which such person solicits applications for and services Policies (“Registered Representatives”).

5.
Insurer and Distributor appoint Registered Representatives to solicit and procure applications for the sale of Policies. This appointment is not exclusive and only extends to those jurisdictions in which the Policies have been approved for sale and in which Broker Dealer and Registered Representatives are properly registered, licensed and appointed.

6.
Broker Dealer will use commercially reasonable efforts to train and instruct its Registered Representatives not to make recommendations to an applicant to purchase a Policy in the absence of reasonable grounds to believe that the purchase is suitable for such applicant, in accordance with the suitability and disclosure requirements of the 1934 Act, FINRA Conduct Rule 2310, and any state insurance law or regulation governing the offer and sale of Policies, including any state law or regulation governing sales to the public in general (e.g. consumer protection laws or regulations, unfair trade practices, disclosure regulations, etc.), as the same may be amended or interpreted from time to time. Broker Dealer will use commercially reasonable efforts to determine that each transaction is completed with a Registered Representative's report indicating suitability, including any required and necessary customer information, and is subjected to a review process in compliance with FINRA Conduct Rule 3010, as the same may be amended or interpreted from time to time. Each application shall be approved by one of Broker Dealer’s registered principals, in accordance with all applicable FINRA rules.

7.
The activities of all Registered Representatives, employees and agents (the “producers”) will be under the direct supervision and control of Broker Dealer. The right of Registered Representatives to solicit applications for the purchase of or service Policies is subject to their continued compliance with the rules and procedures that may be established by Broker Dealer, or Insurer, including, but not limited to, those set forth in this Agreement.

8.
Broker Dealer shall ensure that applications for the purchase of Policies are solicited only in the states where the Policies are qualified for sale, and only in accordance with the terms and conditions of the then current prospectus applicable to the Policies and will make no representations not included in the prospectus, Statement of Additional Information, or in any authorized supplemental material supplied by Distributor. With regard to Policies, Broker Dealer shall not use or permit its producers to use any sales promotion materials or any form of advertising other than that supplied or approved by Distributor. Insurer and Distributor shall provide only approved supplemental material, advertising and sales materials, including illustrations, for Broker Dealer use.

9.
Broker Dealer will promptly forward to the appropriate office of Distributor, or its authorized designee, all Policy applications along with other documents, if any, and any payments received with such applications and will have no rights of set off for any reason. Any Policy application that is rejected, together with any payment made and other documents submitted, shall be returned to Broker Dealer or the source of the payments. Insurer and Distributor will be responsible for prospectus delivery annually after the original sale.

10.
Broker Dealer shall ensure that the prospectus delivery requirements under the 33 Act and all other applicable securities and insurance laws, rules and regulations are met and that delivery of any prospectus for Policies will be accompanied by delivery of the prospectus for the underlying mutual funds, and, where required by state law, the Statement of Additional Information for the underlying mutual funds. Insurer or Distributor shall inform Broker Dealer of those states that require delivery of a Statement of Additional Information with the prospectus on initial sale.

11.
Broker Dealer agrees to maintain all books and records relating to the servicing and sale of Policies or interests therein required under the 1934 Act, and any applicable rules promulgated thereunder, and applicable securities or insurance laws of any states.

12.
Broker Dealer understands and agrees that in performing the services covered by this Agreement, it is acting in the capacity of an independent contractor and not as an agent or employee of Distributor or Insurer and that it is not authorized to act for, or make any representation on behalf of, Distributor or Insurer except as specified herein. Broker Dealer understands and agrees that Insurer shall execute telephone transactions only in accordance with the terms and conditions of the then current prospectus applicable to Policies and agrees that in consideration for Broker Dealer's right to exercise the telephone transaction services neither Distributor nor Insurer will be liable for any loss, injury or damage incurred as a result of acting upon, nor will they be held responsible for the authenticity of any telephone instructions containing unauthorized, incorrect or incomplete information. Broker Dealer agrees to indemnify and hold harmless Distributor and Insurer against any loss, injury or damage resulting from any telephone transactions instruction containing unauthorized, incorrect or incomplete information received from Broker Dealer or any of its Registered Representatives. (Telephone instructions are recorded on tape.)

13.
Broker Dealer has no authority to: incur any liability or debt on behalf of Insurer or Distributor; accept risks or contracts of any kind; make, alter, authorize or discharge any contract; fail to transmit promptly any contributions collected to Insurer or Distributor; or bind Insurer or Distributor in any way.

14.
Broker Dealer agrees to notify Distributor promptly of any change, termination, or suspension of its status as a broker dealer or FINRA member. Broker Dealer shall immediately notify Distributor with respect to i) the initiation and disposition of any form of disciplinary action by FINRA or any other agency or instrumentality having jurisdiction with respect to the subject matter hereof against Broker Dealer or any of its representatives, employees or agents; ii) the issuance of any form of deficiency notice made part of the public record by FINRA or any such agency regarding Broker Dealer's training, supervision or sales practices; and/or iii) the effectuation of any consensual order with respect thereto.

15.
Broker Dealer agrees to notify Distributor and Insurer immediately of any customer complaints or legal or regulatory inquiries (including, but not limited to, subpoenas) regarding any Policies offered or sold pursuant to the Agreement. Broker Dealer shall provide full, prompt cooperation and assistance to Distributor and Insurer in responding to and resolving any such complaints or inquiries.

16.
Anti-Money Laundering and Know Your Customer Compliance:  The Parties acknowledge that they are financial institutions subject to the USA Patriot Act of 2001, the Bank Secrecy Act and other federal and state anti-money laundering and economic sanctions laws and regulations, including but not limited to, the laws, regulations and executive orders administered and enforced by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) (collectively, the “AML Acts”). Such laws require, among other things, that financial institutions adopt compliance programs to guard against money laundering and doing business with individuals or entities where it has been prohibited or limited pursuant to law (each an “Embargoed Person”). Each Party represents and warrants that it is in compliance and will continue to comply with the AML Acts and the applicable rules and regulations of the SEC, FINRA, and any other self-regulatory organizations, as they now exist and as they may be amended in the future. Broker Dealer represents and warrants that it has adopted a customer identification program and will verify the identity of customers who purchase the product covered by this Agreement. Each Party agrees to use reasonable efforts to cooperate with the other party, exchange information as permitted by law and assist each other in detecting possible money laundering, terrorist financing or transaction with an Embargoed Person in connection with the offer or sale of any Policy pursuant to this Agreement; provided however, that nothing in this paragraph shall be read to relieve either Party from any responsibility to monitor for and file reports regarding suspicious activity or other prohibited activity to the extent required under any applicable provisions of the AML Laws. Further, each Party agrees to supply the other Party, upon request, with a certification of its compliance with applicable AML Laws. The Parties further acknowledge that they have a current 314(b) notice on file with FinCEN in accordance with section 314(b) of the USA Patriot Act and agree to refile such notice annually (or as otherwise required to remain current in accordance with applicable rules and regulations) during the term of this Agreement.

COMPENSATION

17.
Unless otherwise provided, Insurer, on behalf of Distributor, shall pay compensation to Broker Dealer as set out in this Agreement and the Exhibits. Compensation shall only be paid to Broker Dealer of record on premiums paid to and retained by Insurer while this Agreement is in force. Broker Dealer agrees to pay a commission to Registered Representatives in connection with the sale or servicing of Policies under this Agreement.

18.
In those states where Broker Dealer has not obtained an insurance license, Broker Dealer represents and warrants that it has entered into an insurance networking agreement with the undersigned duly licensed insurance affiliate(s) to act on its behalf in the capacity of a licensed insurance agent or agency (“Affiliated Agency”). Broker Dealer authorizes Insurer to pay any compensation owed to Broker Dealer from sales of Policies to such Affiliated Agency. Broker Dealer remains fully responsible for recordkeeping and supervision of the solicitation and/or sale of Policies. All compensation received by Affiliated Agency in accordance with this section will be distributed by Affiliated Agency only to Broker Dealer or duly licensed and registered representatives who have been appointed by Insurer to solicit for applications for Policies.

19.
Insurer and Distributor may change the compensation schedules set forth in the attached Exhibits at any time and will notify Broker Dealer of the revised compensation schedules electronically or by other writing in advance of the effective date of the change. Any change to the compensation schedules will affect only commissions payable on Policies with an effective date on or after the effective date of the change, unless otherwise provided or required by law. Insurer or Distributor may discontinue the issuance of any form of Policy and fix the amount of compensation on Policies issued in exchange for previously issued Policies.

20.
Broker Dealer agrees to return promptly to Insurer all compensation received for any Policy returned within the "free look" period as specified in the Policy. Insurer expressly reserves the right to change the broker dealer of record or Registered Representative in the event a Policy owner so requests.

21.
If, in connection with the sale of a Policy, Broker Dealer receives management compensation from Insurer on behalf of a broker general agency’s general agent ("General Agent"), Broker Dealer agrees to pay management compensation to General Agent according to the terms of its agreement with General Agent.

22.
Any indebtedness or obligation of Broker Dealer to Distributor or Insurer, whether arising hereunder or otherwise, shall be set off against any compensation payable under this Agreement or any other agreement between or among the Parties or their affiliates. Indebtedness or obligations include but are not limited to any debt, liability, or debit balance resulting from Insurer’s reversal of compensation under this Agreement or any other agreement between or among the Parties or their affiliates. It also includes any amount paid by Insurer or Distributor, including reasonable attorney fees and costs, to settle a complaint or satisfy any judgment entered by any court, administrative agency or arbitrator related to any Policy sold or serviced by Broker Dealer or its producers or breach of Broker Dealer’s duties and responsibilities contained in this or any prior Agreement, whether or not the liability for settlement or satisfaction of judgment arose after the termination of this Agreement. Insurer or Distributor reserves the right to use any remedies under the law to collect any indebtedness Broker Dealer owes Insurer or Distributor and Broker Dealer agrees to pay any reasonable attorney’s fees and actual costs of collection incurred as a result of such action.

CONFIDENTIALITY

23.
a.    Confidentiality. Each Party acknowledges that, in the course of performing its duties under this Agreement or otherwise, it may receive or learn information about individuals who have applied for or purchased financial products or financial services from the other Party, including, but not limited to, personal, financial and/or health information ("Confidential Information"). Each Party agrees that it will not use or disclose to any affiliate or third party, orally or in writing, any Confidential Information of the other Party for any purpose other than the purpose for which the Confidential Information was provided to that Party. Without limiting any of the foregoing, each Party agrees to take all precautions that are reasonably necessary to protect the security of the other Party’s Confidential Information. Each Party agrees to restrict access to the other Party’s Confidential Information to those employees who need to know that information to perform their duties under this Agreement. Each Party further agrees that, upon request of the other Party, it will return to the Party making such request all tangible items containing any Confidential Information of the other Party, including all copies, abstractions and compilations thereof, without retaining any copies of the items required to be returned; provided, however that any Party hereto may retain a copy of Confidential Information required for compliance with any regulations to which it is subject and to fulfill its internal recordkeeping requirements. The obligations of this paragraph extend to the employees, agents, affiliates and contractors of each Party and each Party shall inform such persons of their obligations hereunder.

23.b.
Notification obligation. Each Party shall, upon learning of any unauthorized disclosure or use of any of the other Party’s Confidential Information, notify the other Party promptly and cooperate fully with such Party to protect such Confidential Information.

23.c.
Disclosure required by law. If Broker Dealer believes it is required by law or by a subpoena or court order to disclose any Confidential Information, Broker Dealer, prior to any disclosure, shall promptly notify Insurer in writing attaching a copy of the subpoena, court order or other demand and shall make all reasonable efforts to allow Insurer an opportunity to seek a protective order or other judicial relief.

23.d.
Non-restricted information. Except as stated in the final sentence of this paragraph, nothing in this Agreement shall be construed to restrict disclosure or use of information that: (a) was in the possession of or rightfully known by the recipient, without an obligation to maintain its confidentiality, prior to receipt from the other Party; (b) is or becomes generally known to the public without violation of this Agreement; (c) is obtained by the recipient in good faith from a third party having the right to disclose it without an obligation of confidentiality; (d) is independently developed by the receiving Party without the participation of individuals who have had access to the other Party’s confidential or proprietary information. The Parties acknowledge that certain laws governing Confidential Information about individuals are more restrictive than the foregoing statements and they agree to comply in all respects with such laws.

23.e.
Compliance with law. Each Party agrees, in connection with its performance under this Agreement, to comply with all applicable laws, including but not limited to laws protecting the privacy of non-public personal information about individuals.

23.	f. Survival. The provisions of this Agreement relating to confidentiality shall survive termination or expiration of this Agreement.

INDEMNIFICATION

24.
In connection with the offer, sale or servicing of Policies, Broker Dealer agrees to indemnify and hold harmless Distributor and Insurer from any damage or expense as a result of (a) the negligence, misconduct or wrongful act of Broker Dealer, Registered Representatives or any employee, representative or agent of Broker Dealer and/or (b) any actual or alleged violation of any securities or insurance laws, regulations or orders by Broker Dealer, Registered Representatives or any employee, representative or agent of Broker Dealer and/or (c) any actual or alleged obligation of the Affiliated Agency under terms of the agreement between Broker Dealer and Affiliated Agency, including claims by one or more of Broker Dealer’s Registered Representatives for compensation due or to become due on account of such representatives’ sales of Policies and any claims or controversy between Broker Dealer and Affiliated Agency as to rights to compensation. Any indebtedness or obligation of Broker Dealer to Distributor or Insurer, whether arising hereunder or otherwise, and any liabilities incurred or moneys paid by Distributor or Insurer to any person as a result of any misrepresentation, wrongful or unauthorized act or omission, negligence of or failure of Broker Dealer or its employees, producers, and Registered Representatives to comply with this Agreement, shall be set off against any compensation payable under this Agreement. Notwithstanding the foregoing, Broker Dealer shall not indemnify and hold harmless Distributor and Insurer from any damage or expense on account of the negligence, misconduct or wrongful act of Broker Dealer or any employee, Registered Representative or producer of Broker Dealer if such negligence, misconduct or wrongful act arises out of or is based upon any untrue statement or alleged untrue statement of material fact, or the omission or alleged omission of a material fact in: (i) any registration statement, including any prospectus or any post-effective amendment thereto; or (ii) any material prepared and/or supplied by Distributor or Insurer for use in conjunction with the offer or sale of Policies, or (iii) any state registration or other document filed in any state or jurisdiction in order to qualify any Policies under the securities laws of such state or jurisdiction. The terms of this provision shall not be impaired by termination of this Agreement.

25.
In connection with the solicitation of applications for the purchase of Policies, Distributor and Insurer agree to indemnify and hold harmless Broker Dealer from any damage or expense on account of the negligence, misconduct or wrongful act of Distributor or Insurer or any employee, representative or producer of Distributor or Insurer, including but not limited to, any damage or expense which arises out of or is based upon any untrue statement or alleged untrue statement of material fact, or the omission or alleged omission of a material fact in: (i) any registration statement, including any prospectus or any post-effective amendment thereto; or (ii) any material prepared and/or supplied by Distributor or Insurer for use in conjunction with the offer or sale of Policies; or (iii) any state registration or other document filed in any state or other jurisdiction in order to qualify any Policies under the securities laws of such state or jurisdiction and/or any actual or alleged violation of any securities or insurance laws, regulations or orders. The terms of this provision shall not be impaired by termination of this Agreement.

GENERAL PROVISIONS

26.
Insurer or Distributor may modify this Agreement at any time by written notice to Broker Dealer. Any notice shall be deemed to have been given on the date upon which it was either delivered personally or by fax or e-mail transmission to the other Party, or mailed post prepaid to his or its address as shown herein.

27.
Any Party hereto may terminate this Agreement at any time upon prior written notice. This Agreement shall automatically terminate if Broker Dealer voluntarily or involuntarily ceases to be or is suspended from being, a member in good standing of FINRA. In addition, Distributor and Insurer reserve the right to terminate this Agreement in the event that any producer of Broker Dealer is suspended, disciplined or found to be in violation of governing insurance or securities laws, rules or regulations. Failure of any Party to terminate this Agreement for any of the causes set forth in this Agreement shall not constitute a waiver of the right to terminate this Agreement at a later time for any such causes.

28.	This Agreement may not be assigned by Broker Dealer without the prior written consent of Insurer and Distributor, which shall not be unreasonably withheld.

29.	This Agreement shall be governed by and construed in accordance with the laws of the State of Iowa.

30.
No failure or delay to exercise, nor any single or partial exercise of, any right, power, or privilege given or arising under this Agreement will operate as a waiver of future rights to exercise any such right, power, or privilege.

31.	This Agreement may be signed in any number of counterparts, each of which will be considered an original, but all of those counterparts will together constitute only one Agreement.

32.
The determination that any provision of this Agreement is not enforceable in a particular jurisdiction will not affect the validity or enforceability of the remaining provisions generally, or in any other jurisdiction or as to any other entities not involved in that judgment. Such unenforceable provisions will be stricken or deemed modified in accordance with such determination and this Agreement, as so modified, will continue to be in force and effect.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed in triplicate on the date first above written.

Broker Dealer Name

By

Please type or print name

Title:_______________________

Date:

Affiliated Agency(ies) Name

By

Please type or print name

Title:_______________________

Date:

Principal Securities, Inc.

By
Marty Richardson
Operations Officer – Broker Dealer Operations

Date:

Principal Life Insurance Company

By
Angela M. Ellis
Assistant Vice President – Marketer Services

Date:

Principal National Life Insurance Company

By:
Gregory A. Linde
Sr. Vice President – U.S. Insurance Solutions

Date:

EXHIBIT A
Compensation Schedule For Variable Universal Life Income II
PRINCIPAL LIFE SALES ONLY – not available in New York or where VUL Income III has been approved for sale by Principal National

In accordance with the Broker-Dealer Marketing and Servicing Agreement for Variable Life Policies (“Agreement”), Principal Life Insurance Company (“Insurer”) and Principal Securities, Inc. (“Principal Securities”) (Insurer and Principal Securities collectively referred to as “we,” “us” or “our”) will pay compensation to Broker Dealer in connection with the sale and/or servicing of Variable Universal Life (VUL) Income II policies (“Policies”) according to the schedule below.

Broker Dealer will not be paid any compensation if this Agreement terminates or the Policy previously generating the compensation lapses, is surrendered or terminates, except for compensation that was payable prior to the Agreement termination date or the date of the Policy lapse, surrender or termination.

First year compensation and renewal commissions will be paid to the Selling Agent’s broker dealer at the time the compensation is payable. Trail compensation will be paid to the broker dealer for the Selling Agent who sold the Policy and the broker dealer for the Servicing Agent at the time the trail compensation is payable.

Selling Agent is the registered representative who sold the Policy or the Increase (defined below). Servicing Agent is the registered representative appointed by us and accepted by the policy owner as its servicing agent.

We may by written notice to Broker-Dealer (1) change this Compensation Schedule; (2) discontinue the issuance of any form of Policy or add additional policies or products; and/or (3) fix or change the amount of compensation on Policies issued in exchange for previously issued policies.

Unless otherwise provided, the date of receipt of premium payments will determine the Policy Year for purposes of determining the applicable compensation rate.

The target premium is determined according to a rate per $1,000 of face amount and may vary depending on such factors as age, gender, and underwriting classification. The target premium will be set forth in the illustration.

First Year Compensation - VUL Income II
1.We will pay first year commissions of 50% on received premium up to and including the target premium amount.
2.    We will pay an expense allowance of 25% on received premium up to and including to the target premium amount.
3.    We will pay first year commissions of 2.5% on received premium in excess of the target premium amount.

First Year Compensation - VUL Income II with Surrender Value Enhancement Rider (SVER)
1.    We will pay first year commissions of 20% on received premium up to and including the target premium amount.
2.    We will pay an expense allowance of 15% on received premium up to and including the target premium amount.
3.    We will pay first year commissions of 2.5% on received premium in excess of the target premium amount.

Renewal Commissions - VUL Income II
We will pay renewal commissions of 2.5% on all received premium in Policy Years 2-5.

Renewal Commissions - VUL Income II with SVER
1.    We will pay renewal commissions of 12.5% on received premium up to and including the target premium amount in Policy Years 2-4.
2.    We will pay renewal commissions of 2.5% on received premium in excess of the target premium amount in Policy Years 2-4.
3.    We will pay renewal commissions of 2.5% on all received premium in Policy Year 5.

Trail Compensation (Asset Based Compensation) - VUL Income II and VUL Income II with SVER
We will pay trail compensation commencing at the end of the first quarter of Policy Year 6 and every quarter thereafter. The percentage of trail compensation will be based on the Policy’s net policy value (“NPV”) as shown in the following table:

Trail Compensation Table

Year	Total % NPV Trail Compensation	Breakdown of NPV Trail Compensation
6-10	0.25%	• 0.15%* to Selling Agent • 0.10%* to Servicing Agent
11+	0.15%	• 0.10%* to Selling Agent • 0.05%* to Servicing Agent
*One fourth of the annual trail compensation rate is multiplied by the total NPV on the last day of the contract quarter starting at the end of the first quarter in Policy Year 6. Trail compensation will be discontinued if the Life Paid-Up Rider is activated. Trail compensation is not paid on loan values or during any extended maturity.

Compensation on Increases
1.    An Increase is defined as a face amount increase, which includes a cost of living increase.
2.    During the first 12 months following the date of the Increase, we will pay first year compensation at the rates set forth above on the amount of premium received during those 12 months that is greater than the amount of premium on which first year compensation was previously paid.
3.    Renewal commissions may be paid at the rates and time period set forth above following an Increase, depending on the total premium paid for the policy each year following the Increase.
4.    The maximum premium on which the target first year compensation and renewals will be paid is the total target premium of the Policy after the Increase.

Compensation Where VUL Income II Replaces Other Life Policies Issued by Insurer or Principal National Life Insurance Company (“Principal National”)
A.    First Year Compensation: We will pay first year compensation on a new VUL Income II Policy (the “Replacement Policy”) that replaces an existing life policy issued by Insurer or Principal National (the “Replaced Policy”) as set forth below.

1.    Replaced Policy Premium
We will pay first year compensation on the amount of Replaced Policy Premium received (excluding the cash value transfer) as follows:

Replaced Policy	Compensation Rate
Permanent in Policy Years 1-4	2.5% on the amount of Replaced Policy Premium received.
Permanent in Policy Years 5 and later
20% of the rates set forth above on the amount of Replaced Policy Premium received up to and including the target premium amount; 2.5% on the amount of Replaced Policy Premium received in excess of the target premium amount.

Term	100% of the rates set forth above on the amount of Replaced Policy Premium received.
Permanent – includes all other life products that are not Term products.
Term – includes Term-Other (10 year term, 15 year term, 20 year term or 30 year term), Term-ART (Annually Renewable Term) or any other product classified as Term.

2.    Replacement Policy Premium
We will pay first year commissions at the rates set forth above on the amount of Replacement Policy Premium received (excluding the cash value transfer) that exceeds the amount of Replaced Policy Premium received.
3.    We will pay a commission of 1% on the amount of cash value conserved and transferred into the Replacement Policy.
4.    In situations where a policy loan is carried over to the Replacement Policy, no commissions will be paid on the unscheduled premium deposit created for the purpose of carrying over the loan.

B.    Renewal Commissions – VUL Income II
We will pay renewal commissions at the rates set forth above on all received premium in Policy Years 2-5.

C.    Renewal Commissions – VUL Income II with SVER
1.    We will pay renewal commissions of 2.5% on the amount of Replaced Policy Premium received in Policy Years 2-4.
2.    We will pay renewal commissions at the rates set forth above on the amount of Replacement Policy Premium received that exceeds the amount of Replaced Policy Premium received in Policy Years 2-4.
3.    We will pay renewal commissions at the rates set forth above on all premium received in Policy Year 5.

D.    Trail Compensation
We will pay trail compensation at the rates set forth above in Policy Years 6 and later.

E.    “Target premium” refers to the target premium amount of the Replacement Policy.

F.    Commissions will not be paid when partial surrender amounts are used to fund premium increases or new business.

G.    For special situations, as defined by the Insurer, involving replacement of life policies issued by Insurer, Insurer reserves the right to modify the compensation payable on replacements outlined above.

Compensation Chargebacks – VUL Income II with SVER
If the Policy lapses, is surrendered or terminates in the first three Policy years for any reason other than death of the insured, a portion of the first year compensation will be charged back according to the following schedule. The chargeback applies to commissions, expense allowances and any other first year compensation paid. The chargeback applies to VUL Income II with SVER only.

Policy Year        Percent of First Year Compensation Paid
1                    100%
2                     68%
3                     38%

The chargeback will apply to the current broker dealer for the Selling Agent, even if that broker dealer did not originally receive the first year compensation.

EXHIBIT B
Compensation Schedule For Executive VUL II with Enhanced Cash Surrender Value Rider (Executive VUL II with ECSVR) (COLI Sales)
(Options 1, 2, and 3) PRINCIPAL LIFE SALES ONLY

In accordance with the Broker-Dealer Marketing and Servicing Agreement for Variable Life Policies (“Agreement”), Principal Life Insurance Company (“Principal Life”) and Principal Securities, Inc. (“Principal Securities”) (Principal Life and Principal Securities collectively referred to as “we,” “us” or “our”) will pay compensation to Broker Dealer in connection with the sale and/or servicing of Executive VUL II with ECSVR policies (“Policies”) according to the schedule below.

Broker Dealer will not be paid any compensation if this Agreement terminates or the Policy previously generating the compensation lapses, is surrendered or terminates, except for compensation that was payable prior to the Agreement termination date or the date of the Policy lapse, surrender or termination.

Selling Agent is the registered representative who sold the Policy or the Increase (defined below). Servicing Agent is the agent appointed by us and accepted by the policy owner as its servicing agent.

If an agent of record change is requested during the first Policy Year, we will change the Servicing Agent for the Policy. All compensation for the first Policy Year will be paid to the Selling Agent’s broker dealer at the time compensation is payable. At the end of the first Policy Year, the Servicing Agent will also become the Selling Agent.

If an agent of record change is requested after the first Policy Year, we will change both the Selling and Servicing Agent for the Policy. Renewal commissions will be paid to the broker dealer for the Selling Agent at the time compensation is payable. Trail compensation will be paid to the broker dealer for the Selling Agent and for the Servicing Agent at the time the trail compensation is payable.

We may, by written notice to Broker Dealer (1) change this Compensation Schedule; (2) discontinue the issuance of any form of Policy or add additional policies or products; and/or (3) fix or change the amount of compensation on Policies issued in exchange for previously issued products.

Unless otherwise provided, the date of receipt of premium payments will determine the Policy Year for purposes of determining the applicable commission rate.

The target premium is determined according to a rate per $1,000 of face amount and may vary depending on such factors as age, gender and underwriting classification. The target premium will be set forth in the illustration.

New York Insurance Department Limitations
Broker Dealer and we agree that the maximum payment under this Agreement for Principal Life Insurance Company Policies shall be subject to the terms of the compensation plan we filed with the New York State Insurance Department. The determination of whether payments exceed the maximum amount permissible shall be solely our responsibility. If the amount paid by us is deemed to exceed the maximum amount permissible, we shall be responsible for determining a remedy for any such amount. The amount may be considered a debt from Broker Dealer to us, and if so determined, we reserve the right to offset any such indebtedness against any amount payable under this Agreement or any other agreement Broker Dealer has with us or any of our affiliates.

Compensation Option Elections
The Broker Dealer will be paid compensation on sale and/or servicing of Policies in accordance with the compensation option elected by its registered representative, using the election procedures established by us, upon submission of the Policy application to us and for which good payment has been received (“Elected Option”). Only one option may be selected per Policy.

Compensation paid will be based on Option 1 unless, upon submission of the Policy application, the registered representative elects another compensation option. Compensation Option 2 is not available on Policies with 1035 Exchange premium.

First Year and Renewal Compensation Rates

Compensation Options Table – Target Premium

	First Year Commission	First Year Expense Allowance	Policy Years 2–5	Policy Years 6–7	Policy Years 8–10
Option 1*	12%	3%	4.25%	1.5%	1.5%
Option 2	19%	3%	2%	1.5%	1.5%
Option 3**	5.5%	0.6%	6.1%	6.1%	1.5%

First Year Compensation
1.We will pay first year commissions according to the Elected Option on received premium up to and including the target premium amount. The rates for each of the options are set forth above (“Compensation Options Table – Target Premium”).
2.We will pay an expense allowance according to the Elected Option on received premium up to and including the target premium amount. The rates for each of the options are set forth above in the Compensation Options Table – Target Premium.
3.We will pay first year commissions of 1% on received premium in excess of target premium amount under all commission options.
Renewal Commissions
1.We will pay renewal commissions according to Elected Option on received premium up to and including the target premium amount. The rates for each of the options are set forth above in the Compensation Options Table – Target Premium.
2.We will pay renewal commissions of 1.5% on received premium in excess of the target premium amount in Policy Years 2-5 and 0% on received premium in excess of the target premium amount in Policy Years 6-10.

Additional Commissions with Supplemental Benefit Rider (Options 1 and 3 only)
* When the Supplemental Benefit Rider is issued with the policy, additional first year commissions will be paid at a rate of 2.5% on premium received above target premium up to and including target premium for the policy had it been issued without the Supplemental Benefit Rider. In Policy Years 2-5 additional renewal commissions will be paid at a rate of 0.25% on premium received above target premium up to and including target premium for the policy had it been issued without the Supplemental Benefit Rider.
** When the Supplemental Benefit Rider is issued with the policy, additional first year commissions will be paid at a rate of 3.0% on premium received above target premium up to and including target premium for the policy had it been issued without the Supplemental Benefit Rider. In Policy Years 2-5 additional renewal commissions will be paid at a rate of 1.25% on premium received above target premium up to and including target premium for the policy had it been issued without the Supplemental Benefit Rider.

Trail Compensation (Asset Based Compensation)
We will pay trail compensation under all options commencing at the end of the first quarter of Policy Year 6 and every quarter thereafter. The percentage of trail compensation will be based on the Policy’s net policy value (“NPV”) as shown in the following table:

Trail Compensation Table

YEAR	TOTAL % NPV TRAIL COMPENSATION	BREAKDOWN OF NPV TRAIL COMPENSATION
6+	0.075%	• 0.050%* to Selling Agent • 0.025%* to Servicing Agent
*One fourth of the annual trail compensation rate is multiplied by the total NPV on the last day of the contract quarter starting at the end of the first quarter in Policy Year 6. Trail compensation will be discontinued if the Life Paid-Up Rider is activated. Trail compensation is not paid on loan values or during any extended maturity.

Compensation on Increase
1.An Increase is defined as a face amount increase.
2.During the first 12 months following the date of the Increase, we will pay first year compensation at the rates set forth above on the amount of premium received during those 12 months that is greater than the amount of premium on which first year compensation was previously paid.
3.Renewal commissions may be paid at the rates and time period set forth above following an Increase, depending on the total premium paid for the policy each year following the Increase.
4.The maximum premium on which the target first year compensation and renewals will be paid is the total target premium of the Policy after the Increase.

Compensation Where Executive VUL II with ECSVR Replaces Other Life Policies Issued by Insurer or Principal National Life Insurance Company (“Principal National”)
A.First Year Commissions. We will pay first year commissions on a new Executive VUL II Policy with ECSVR (the “Replacement Policy”) that replaces an existing life policy issued by Insurer or Principal National (the “Replaced Policy”) as follows:

1.	Replaced Policy Premium
a.    We will pay first year commissions of 3% on the amount of Replaced Policy Premium received (excluding the cash value transfer) up to and including the target premium amount.
b.    We will pay first year commissions of 1.5% on the amount of Replaced Policy Premium received (excluding the cash value transfer) in excess of the target premium amount.

2.	Replacement Policy Premium
We will pay first year commissions according to the Elected Option on the amount of Replacement Policy Premium received (excluding the cash value transfer) that exceeds the amount of Replaced Policy premium received. The rates for each of the options are set forth above in the Compensation Options Table – Target Premium.

3.	No commission is paid on cash values transferred to the Replacement Policy.

4.	In situations where a policy loan is carried over to the Replacement Policy, no commissions will be paid on the unscheduled premium deposit created for the purpose of carrying over the loan.

B.	Renewal Commissions

1.	Replaced Policy Premium
a.    We will pay renewal commissions of 3% on the amount of Replaced Policy premium received up to and including the target premium amount; and 1.5% on the amount of Replaced Policy premium received in excess of the target premium amount in Policy Years 2-5.

b.    We will pay renewal commissions on the amount of all Replaced Policy premium received according to the Elected Option in Policy Years 6-10. The rates for each of the options are set forth above in the Compensation Options Table – Target Premium.

2.	Replacement Policy Premium (that exceeds Replaced Policy Premium)
We will pay renewal commissions according to the Elected Option on the amount of Replacement Policy Premium that exceeds the amount of Replaced Policy premium received in Policy Years 2-10. The rates for each of the options are set forth above in the Compensation Options Table – Target Premium.

C.	Trail Compensation
We will pay trail compensation as set forth above in Policy Years 6 and later.

D.	“Target premium” shall refer to the target premium amount of the Replacement Policy.

E.	Commissions will not be paid when partial surrender amounts are used to fund premium increases or new business.

F.For special situations, defined by Principal Life, involving replacement of life policies issued by Principal Life or Principal National, Principal Life reserves the right to further modify commissions payable on replacements outlined above.

Compensation Chargebacks
First year compensation (FYC in chart) will be charged back, as set forth in the table below, if the Policy lapses, is surrendered or terminates (other than death) in the corresponding Policy Year. The chargeback applies to commissions, expense allowances and any other first year compensation paid.

Compensation Chargeback Table

Policy Year	Percent of FYC Paid Opt 1	Percent of FYC Paid Opt 2	Percent of FYC Paid Opt 3
1	100%	100%	100%
2	68%	75%	85%
3	38%	50%	0%
4	0%	25%	0%
The chargeback will apply to the current broker dealer for the Selling Agent who received the first year compensation, even if that broker dealer did not originally receive the first year compensation.

EXHIBIT C
Compensation Schedule for
Benefit Variable Universal Life II (Benefit VUL II) (COLI Sales)
PRINCIPAL LIFE SALES ONLY

In accordance with the Broker-Dealer Marketing and Servicing Agreement for Variable Life Policies (“Agreement”), Principal Life Insurance Company (“Insurer”) and Principal Securities, Inc. (“Principal Securities”) (Insurer and Principal Securities collectively referred to as “we,” “us” or “our”) will pay compensation to Broker Dealer in connection with the sale and/or servicing of Benefit Variable Universal Life II policies (“Policies”) according to the schedule below.

Broker Dealer will not be paid any compensation if this Agreement terminates or the Policy previously generating the compensation lapses, is surrendered or terminates, except for compensation that was payable prior to the Agreement termination date or the date of the Policy lapse, surrender or termination.

Selling Agent is the registered representative who sold the Policy or the Increase (defined below). Servicing Agent is the registered representative appointed by us and accepted by the policy owner as its servicing agent.

If an agent of record change is requested during the first Policy Year, we will change the Servicing Agent for the Policy. All compensation for the first Policy Year will be paid to the Selling Agent’s broker dealer at the time compensation is payable. At the end of the first Policy Year, the Servicing Agent will also become the Selling Agent.

If an agent of record change is requested after the first Policy Year, we will change both the Selling and Servicing Agent for the Policy. Renewal commissions will be paid to the broker dealer for the Selling Agent at the time compensation is payable. Trail compensation will be paid to the broker dealer for the Selling Agent and for the Servicing Agent at the time the trail compensation is payable.

We may by written notice to Broker-Dealer (1) change this Compensation Schedule; (2) discontinue the issuance of any form of Policy or add additional policies or products; and/or (3) fix or change the amount of compensation on Policies issued in exchange for previously issued policies.

Unless otherwise provided, the date of receipt of premium payments will determine the Policy Year for purposes of determining the applicable compensation rate.

The target premium is determined according to a rate per $1,000 of face amount and may vary depending on such factors as age, gender, and underwriting classification. The target premium will be set forth in the illustration.

New York Insurance Department Limitations
Broker Dealer and we agree that the maximum payment under this Agreement for Insurance Company Products shall be subject to the terms of the compensation plan we filed with the New York State Insurance Department. The determination of whether payments exceed the maximum amount permissible shall be solely our responsibility. If the amount paid by us is deemed to exceed the maximum amount permissible, we shall be responsible for determining a remedy for any such amount. The amount may be considered a debt from Broker Dealer to us, and if so determined, we reserve the right to offset any such indebtedness against any amount payable under this Agreement or any other agreement Broker Dealer has with us or any of our affiliates.

First Year Compensation – Benefit VUL II

1.	We will pay first year commissions of 50% on received premium up to the target premium amount.

2.	We will pay an expense allowance of 5% on received premium up to the target premium amount.

3.	We will pay first year commissions of 2.5% on received premium in excess of the target premium amount.

First Year Compensation – Benefit VUL II with Accounting Benefit Rider (ABR)

1.	We will pay first year commissions of 20% on received premium up to the target premium amount.

2.	We will pay an expense allowance of 3% on received premium up to the target premium amount.

3.	We will pay first year commissions of 2.5% on received premium in excess of the target premium amount.
Renewal Commissions – Benefit VUL II
We will pay renewal commissions of 2.5% on all received premium in Policy Years 2-5.

Renewal Commissions – Benefit VUL II with ABR

1.	We will pay renewal commissions of 12.5% on received premium up to the target premium amount in Policy Years 2-4.

2.	We will pay renewal commissions of 2.5% on received premium in excess of the target premium amount in Policy Years 2-4.

3.	We will pay renewal commissions of 2.5% on all received premium in Policy Year 5.

Trail Compensation (Asset Based Compensation)
We will pay trail compensation commencing at the end of the first quarter of Policy Year 6 and every quarter thereafter. The percentage of trail compensation will be based on the Policy’s net policy value (“NPV”) as shown in the following table:

Trail Compensation Table

Year	Total % NPV Trail Compensation	Breakdown of NPV Trail Compensation
6-10	0.25%	• 0.15%* to Selling agent • 0.10%* to Servicing agent
11+	0.10%	• 0.05%* to Selling agent • 0.05%* to Servicing agent
*One fourth of the annual trail compensation rate is multiplied by the total NPV on the last day of the contract quarter starting at the end of the first quarter in Policy Year 6. Trail compensation will be discontinued if the Life Paid-Up Rider is activated. Trail compensation is not paid on loan values or during any extended maturity.

Compensation on Increases
1.    An Increase is defined as a face amount increase, which includes a cost of living increase.
2.    During the first 12 months following the date of the Increase, we will pay first year compensation at the rates set forth above on the amount of premium received during those 12 months that is greater than the amount of premium on which first year compensation was previously paid.
3.    Renewal commissions may be paid at the rates and time period set forth above following an Increase, depending on the total premium paid for the policy each year following the Increase.
4.    The maximum premium on which the target first year compensation and renewals will be paid is the total target premium of the Policy after the Increase.

Compensation Where Benefit VUL II Replaces Other Life Policies Issued by Insurer or Principal National Life Insurance Company (“Principal National”)
A.    First Year Compensation: We will pay first year commissions on a new Benefit VUL II Policy (the “Replacement Policy”) that replaces an existing life policy issued by Insurer or Principal National (the “Replaced Policy”) as set forth below.
1.    Replaced Policy Premium
We will pay first year commissions of 2.5% on the amount of Replaced Policy Premium received (excluding the cash value transfer).
2.    Replacement Policy Premium
We will pay first year commissions at the rates set forth above on the amount of Replacement Policy Premium received (excluding the cash value transfer) that exceeds the amount of Replaced Policy Premium received.

3.	No commission is paid on cash values transferred to the Replacement Policy.
4.    In situations where a policy loan is carried over to the Replacement Policy, no commissions will be paid on the unscheduled premium deposit created for the purpose of carrying over the loan.

B.    Renewal Commissions - Benefit VUL II
We will pay renewal commissions at the rates set forth above on premium received in Policy Years 2-5.

C.    Renewal Commissions - Benefit VUL II with ABR
1.    We will pay renewal commissions of 2.5% on Replaced Policy Premium received in Policy Years 2-4.
2.    We will pay renewal commissions at the rates set forth above on the amount of Replacement Policy Premium that exceeds the amount of Replaced Policy Premium received in Policy Years 2-4.
3.    We will pay renewal commissions at the rates set forth above on premium received in Policy Year 5.

D.    Trail Compensation
We will pay trail compensation at the rates set forth above in Policy Years 6 and later.

E.    “Target premium” refers to the target premium amount of the Replacement Policy.

F.    Commissions will not be paid when partial surrender amounts are used to fund premium increases or new business.

G.    For special situations, as defined by the Insurer, involving replacement of life policies issued by Insurer, Insurer reserves the right to modify the compensation payable on replacements outlined above.

Compensation Chargebacks - Benefit VUL II with ABR
First year compensation (FYC in chart) will be charged back, as set forth in the table below, if the Policy lapses, is surrendered or terminates (other than death) in the corresponding Policy Year. The chargeback applies to commissions, expense allowances and any other first year compensation paid. The chargeback applies to Benefit VUL II with ABR only.

Policy Year        Percent of First Year Compensation Paid
1                    100%
2                     68%
3                     38%

The chargeback will apply to the current broker dealer for the Selling Agent who received the first year compensation, even if that broker dealer did not originally receive the first year compensation.

EXHIBIT D
Compensation Schedule for
Benefit Variable Universal Life II (Benefit VUL II) (Retail Sales in NY only)
PRINCIPAL LIFE SALES ONLY IN NEW YORK

In accordance with the Broker-Dealer Marketing and Servicing Agreement for Variable Life Policies (“Agreement”), Principal Life Insurance Company (“Insurer”) and Principal Securities, Inc. (“Principal Securities”) (Insurer and Principal Securities collectively referred to as “we,” “us” or “our”) will pay compensation to Broker Dealer in connection with the sale and/or servicing of Benefit Variable Universal Life II policies (“Policies”) according to the schedule below.

Broker Dealer will not be paid any compensation if this Agreement terminates or the Policy previously generating the compensation lapses, is surrendered or terminates, except for compensation that was payable prior to the Agreement termination date or the date of the Policy lapse, surrender or termination.

First year compensation and renewal commissions will be paid to the Selling Agent’s broker dealer at the time the compensation is payable. Trail compensation will be paid to the broker dealer for the Selling Agent who sold the Policy and the broker dealer for the Servicing Agent at the time the trail compensation is payable.

Selling Agent is the registered representative who sold the Policy or the Increase (defined below). Servicing Agent is the registered representative appointed by us and accepted by the policy owner as its servicing agent.

We may by written notice to Broker-Dealer (1) change this Compensation Schedule; (2) discontinue the issuance of any form of Policy or add additional policies or products; and/or (3) fix or change the amount of compensation on Policies issued in exchange for previously issued policies.

Unless otherwise provided, the date of receipt of premium payments will determine the Policy Year for purposes of determining the applicable compensation rate.

The target premium is determined according to a rate per $1,000 of face amount and may vary depending on such factors as age, gender, and underwriting classification. The target premium will be set forth in the illustration.

New York Insurance Department Limitations
Broker Dealer and we agree that the maximum payment under this Agreement for Insurance Company Products shall be subject to the terms of the compensation plan we filed with the New York State Insurance Department. The determination of whether payments exceed the maximum amount permissible shall be solely our responsibility. If the amount paid by us is deemed to exceed the maximum amount permissible, we shall be responsible for determining a remedy for any such amount. The amount may be considered a debt from Broker Dealer to us, and if so determined, we reserve the right to offset any such indebtedness against any amount payable under this Agreement or any other agreement Broker Dealer has with us or any of our affiliates.

First Year Compensation

1.	We will pay first year commissions of 50% on received premium up to and including the target premium amount.

2.	We will pay an expense allowance of 25% on received premium up to and including the target premium amount.

3.	We will pay first year commissions of 2.5% on received premium in excess of the target premium amount.

Renewal Commissions
We will pay renewal commissions of 2.5% on all received premium in Policy Years 2-5.

Trail Compensation (Asset Based Compensation)
We will pay trail compensation commencing at the end of the first quarter of Policy Year 6 and every quarter thereafter. The percentage of trail compensation will be based on the Policy’s net policy value (“NPV”) as shown in the following table:

Trail Compensation Table

Year	Total % NPV Trail Compensation	Breakdown of NPV Trail Compensation
6-10	0.25%	0.15%* to Selling Agent 0.10%* to Servicing Agent
11+	0.10%	0.05%* to Selling Agent 0.05%* to Servicing Agent
*One fourth of the annual trail compensation rate is multiplied by the total NPV on the last day of the contract quarter starting at the end of the first quarter in Policy Year 6. Trail compensation will be discontinued if the Life Paid-Up Rider is activated. Trail compensation is not paid on loan values or during any extended maturity.

Compensation on Increases
1.    An Increase is defined as a face amount increase, which includes a cost of living increase.
2.    During the first 12 months following the date of the Increase, we will pay first year compensation at the rates set forth above on the amount of premium received during those 12 months that is greater than the amount of premium on which first year compensation was previously paid.
3.    Renewal commissions may be paid at the rates and time period set forth above following an Increase, depending on the total premium paid for the policy each year following the Increase.
4.    The maximum premium on which the target first year compensation and renewals will be paid is the total target premium of the Policy after the Increase.

Compensation Where Benefit VUL II Replaces Other Life Policies Issued by Insurer or Principal National Life Insurance Company (“Principal National”)

A.    First Year Compensation: We will pay first year compensation on a new Benefit VUL II Policy (the “Replacement Policy”) that replaces an existing life policy issued by Insurer or Principal National (the “Replaced Policy”) as set forth below.
1.    Replaced Policy Premium
We will pay first year compensation on the amount of Replaced Policy Premium received (excluding the cash value transfer) as follows:

Replaced Policy	Compensation Rate
Permanent in Policy Years 1-4	2.5% on the amount of Replaced Policy Premium received.
Permanent in Policy Years 5 and later
20% of the rates set forth above on the amount of Replaced Policy Premium received up to and including the target premium amount; 2.5% on the amount of Replaced Policy Premium received in excess of target premium amount.

Term	100% of the rates set forth above on the amount of Replaced Policy Premium received.
Permanent – includes all other life products available for sale that are not Term products.
Term – includes Term-Other (10 Year Term, 15 Year Term, 20 Year Term or 30 Year Term), Term-ART (Annually Renewable Term) or any other product classified as Term.

2.    Replacement Policy Premium
We will pay first year commissions at the rates set forth above on the amount of Replacement Policy Premium received (excluding the cash value transfer) that exceeds the amount of Replaced Policy Premium received.
3.    We will pay a commission of 1% on the amount of cash value conserved and transferred into the Replacement Policy.
4.    In situations where a policy loan is carried over to the Replacement Policy, no commissions will be paid on the unscheduled premium deposit created for the purpose of carrying over the loan.

B.    Renewal Commissions
We will pay renewal commissions at the rates set forth above on premium received in Policy Years 2-5.

C.    Trail Compensation
We will pay trail compensation at the rates set forth above in Policy Years 6 and later.

D.    “Target premium” refers to the target premium amount of the Replacement Policy.

E.    Commissions will not be paid when partial surrender amounts are used to fund premium increases or new business.

F.
For special situations, as defined by the Insurer, involving replacement of life policies issued by Insurer, Insurer reserves the right to modify the compensation payable on replacements outlined above

EXHIBIT E
Compensation Schedule For Variable Universal Life Income III
PRINCIPAL NATIONAL SALES ONLY

In accordance with the Broker-Dealer Marketing and Servicing Agreement for Variable Life Policies (“Agreement”), Principal National Life Insurance Company (“Insurer”) and Principal Securities, Inc. (“Principal Securities”) (Insurer and Principal Securities collectively referred to as “we,” “us” or “our”) will pay compensation to Broker Dealer in connection with the sale and/or servicing of Variable Universal Life (VUL) Income III policies (“Policies”) according to the schedule below.

Broker Dealer will not be paid any compensation if this Agreement terminates or the Policy previously generating the compensation lapses, is surrendered or terminates, except for compensation that was payable prior to the Agreement termination date or the date of the Policy lapse, surrender or termination.

First year compensation and renewal commissions will be paid to the Selling Agent’s broker dealer at the time the compensation is payable.

Selling Agent is the registered representative who sold the Policy or the Increase (defined below). Servicing Agent is the registered representative appointed by us and accepted by the policy owner as its servicing agent.

We may by written notice to Broker-Dealer (1) change this Compensation Schedule; (2) discontinue the issuance of any form of Policy or add additional policies or products; and/or (3) fix or change the amount of compensation on Policies issued in exchange for previously issued policies.

Unless otherwise provided, the date of receipt of premium payments will determine the Policy Year for purposes of determining the applicable compensation rate.

The target premium is determined according to a rate per $1,000 of face amount and may vary depending on such factors as age, gender, and underwriting classification. The target premium will be set forth in the illustration.

First Year Compensation - VUL Income III

1.	We will pay first year commissions of 50% on received premium up to and including the target premium amount.
2.    We will pay an expense allowance of 25% on received premium up to and including the target premium amount.
3.    We will pay first year commissions of 3% on received premium in excess of the target premium amount.

First Year Compensation - VUL Income III with Surrender Value Enhancement Rider (SVER)
1.    We will pay first year commissions of 20% on received premium up to and including the target premium amount.
2.    We will pay an expense allowance of 15% on received premium up to and including the target premium amount.
3.    We will pay first year commissions of 3% on received premium in excess of the target premium amount.

Renewal Commissions - VUL Income III
We will pay renewal commissions of 2% on all received premium in Policy Years 2-15.

Renewal Commissions - VUL Income III with SVER
1.    We will pay renewal commissions of 12% on received premium up to and including the target premium amount in Policy Years 2-4.
2.    We will pay renewal commissions of 2% on received premium in excess of the target premium amount in Policy Years 2-4.
3.    We will pay renewal commissions of 2% on all received premium in Policy Years 5-15.
Compensation on Increases
1.    An Increase is defined as a face amount increase, which includes a cost of living increase.
2.    During the first 12 months following the date of the Increase, we will pay first year compensation at the rates set forth above on the amount of premium received during those 12 months that is greater than the amount of premium on which first year compensation was previously paid.
3.    Renewal commissions may be paid at the rates and time period set forth above following an Increase, depending on the total premium paid for the policy each year following the Increase.
4.    The maximum premium on which the target first year compensation and renewals will be paid is the total target premium of the Policy after the Increase.

Compensation Where VUL Income III Replaces Other Life Policies Issued by Insurer or Principal Life Insurance Company (“Principal Life”)
A.    First Year Compensation: We will pay first year compensation on a new VUL Income III Policy (the “Replacement Policy”) that replaces an existing life policy issued by Insurer or Principal Life (the “Replaced Policy”) as set forth below.

1.    Replaced Policy Premium
We will pay first year compensation on the amount of Replaced Policy Premium received (excluding the cash value transfer) as follows:

Replaced Policy	Compensation Rate
Permanent in Policy Years 1-4	2% on the amount of Replaced Policy Premium received.
Permanent in Policy Years 5 and later
20% of the rates set forth above on the amount of Replaced Policy Premium received up to and including the target premium amount;
3% on the amount of Replaced Policy Premium received in excess of the target premium amount.

Term	100% of the rates set forth above on the amount of Replaced Policy Premium received.
Permanent – includes all other life products that are not Term products.
Term – includes Term-Other (10 year term, 15 year term, 20 year term or 30 year term), Term-ART (Annually Renewable Term) or any other product classified as Term.

2.    Replacement Policy Premium
We will pay first year commissions at the rates set forth above on the amount of Replacement Policy Premium received (excluding the cash value transfer) that exceeds the amount of Replaced Policy Premium received.
3.    We will pay a commission of 1% on the amount of cash value conserved and transferred into the Replacement Policy.
4.    In situations where a policy loan is carried over to the Replacement Policy, no commissions will be paid on the unscheduled premium deposit created for the purpose of carrying over the loan.

B.    Renewal Commissions – VUL Income III
We will pay renewal commissions at the rates set forth above on all received premium in Policy Years 2-15.

C.    Renewal Commissions – VUL Income III with SVER
1.    We will pay renewal commissions of 2% on the amount of Replaced Policy Premium received in Policy Years
2-4.
2.    We will pay renewal commissions at the rates set forth above on the amount of Replacement Policy Premium received that exceeds the amount of Replaced Policy Premium received in Policy Years 2-4.
3.    We will pay renewal commissions at the rates set forth above on all premium received in Policy Years 5-15.

D.    “Target premium” refers to the target premium amount of the Replacement Policy.

E.    Commissions will not be paid when partial surrender amounts are used to fund premium increases or new business.

F.    For special situations, as defined by the Insurer, involving replacement of life policies issued by Insurer, Insurer reserves the right to modify the compensation payable on replacements outlined above.

Compensation Chargebacks – VUL Income III with SVER
If the Policy lapses, is surrendered or terminates in the first three Policy years for any reason other than death of the insured, a portion of the first year compensation will be charged back according to the following schedule. The chargeback applies to commissions, expense allowances and any other first year compensation paid. The chargeback applies to VUL Income III with SVER only.

Policy Year        Percent of First Year Compensation Paid
1                    100%
2                     68%
3                     38%

The chargeback will apply to the current broker dealer for the Selling Agent, even if that broker dealer did not originally receive the first year compensation.

Exhibit F
Compensation Schedule For Executive VUL II with Modified Cash Surrender Value Rider
(Executive VUL II with MCSVR) (COLI Sales)
(Options 1 and 2)
PRINCIPAL LIFE SALES ONLY

In accordance with the Broker-Dealer Marketing and Servicing Agreement for Variable Life Policies (“Agreement”), Principal Life Insurance Company (“Principal Life”) and Principal Securities, Inc. (“Principal Securities”) (Principal Life and Principal Securities collectively referred to as “we,” “us” or “our”) will pay compensation to Broker Dealer in connection with the sale and/or servicing of Executive VUL II with MCSVR policies (“Policies”) according to the schedule below.

Broker Dealer will not be paid any compensation if this Agreement terminates or the Policy previously generating the compensation lapses, is surrendered or terminates, except for compensation that was payable prior to the Agreement termination date or the date of the Policy lapse, surrender or termination.

Selling Agent is the registered representative who sold the Policy or the Increase (defined below). Servicing Agent is the agent appointed by us and accepted by the policy owner as its servicing agent.

If an agent of record change is requested during the first Policy Year, we will change the Servicing Agent for the Policy. All compensation for the first Policy Year will be paid to the Selling Agent’s broker dealer at the time compensation is payable. At the end of the first Policy Year, the Servicing Agent will also become the Selling Agent.

If an agent of record change is requested after the first Policy Year, we will change both the Selling and Servicing Agent for the Policy. Renewal commissions will be paid to the broker dealer for the Selling Agent at the time compensation is payable. Trail compensation will be paid to the broker dealer for the Selling Agent and for the Servicing Agent at the time the trail compensation is payable.

We may, by written notice to Broker Dealer (1) change this Compensation Schedule; (2) discontinue the issuance of any form of Policy or add additional policies or products; and/or (3) fix or change the amount of compensation on Policies issued in exchange for previously issued products.

Unless otherwise provided, the date of receipt of premium payments will determine the Policy Year for purposes of determining the applicable commission rate.

The target premium is determined according to a rate per $1,000 of face amount and may vary depending on such factors as age, gender and underwriting classification. The target premium will be set forth in the illustration.

New York Insurance Department Limitations
Broker Dealer and we agree that the maximum payment under this Agreement for Principal Life Insurance Company Policies shall be subject to the terms of the compensation plan we filed with the New York State Insurance Department. The determination of whether payments exceed the maximum amount permissible shall be solely our responsibility. If the amount paid by us is deemed to exceed the maximum amount permissible, we shall be responsible for determining a remedy for any such amount. The amount may be considered a debt from Broker Dealer to us, and if so determined, we reserve the right to offset any such indebtedness against any amount payable under this Agreement or any other agreement Broker Dealer has with us or any of our affiliates.

Compensation Option Elections
The Broker Dealer will be paid compensation on sale and/or servicing of Policies in accordance with the compensation option elected by its registered representative, using the election procedures established by us, upon submission of the Policy application to us and for which good payment has been received (“Elected Option”). Only one option may be selected per Policy.

Compensation paid will be based on Option 1 unless, upon submission of the Policy application, the registered representative elects another compensation option. Compensation Option 2 is not available on Policies with 1035 Exchange premium.

First Year and Renewal Compensation Rates

Compensation Options Table – Target Premium

	First Year Commission	First Year Expense Allowance	Policy Years 2–5	Policy Years 6–10
Option 1	13%	4%	4.50%	2.0%
Option 2	21%	4%	2%	2.0%

First Year Compensation
4. We will pay first year commissions according to the Elected Option on received premium up to and including the target premium amount. The rates for each of the options are set forth above (“Compensation Options Table – Target Premium”).
5. We will pay an expense allowance according to the Elected Option on received premium up to and including the target premium amount. The rates for each of the options are set forth above in the Compensation Options Table – Target Premium.
6. We will pay first year commissions of 1% on received premium in excess of target premium amount under all commission options.

Renewal Commissions
1. We will pay renewal commissions according to Elected Option on received premium up to and including the target premium amount. The rates for each of the options are set forth above in the Compensation Options Table – Target Premium.
2. We will pay renewal commissions of 1.5% on received premium in excess of the target premium amount in Policy Years 2-5 and 0% on received premium in excess of the target premium amount in Policy Years 6-10.

Trail Compensation (Asset Based Compensation)
We will pay trail compensation under all options commencing at the end of the first quarter of Policy Year 6 and every quarter thereafter. The percentage of trail compensation will be based on the Policy’s net policy value (“NPV”) as shown in the following table:

Trail Compensation Table

YEAR	TOTAL % NPV TRAIL COMPENSATION	BREAKDOWN OF NPV TRAIL COMPENSATION
6+	0.075%	• 0.050%* to Selling Agent • 0.025%* to Servicing Agent
*One fourth of the annual trail compensation rate is multiplied by the total NPV on the last day of the contract quarter starting at the end of the first quarter in Policy Year 6. Trail compensation will be discontinued if the Life Paid-Up Rider is activated. Trail compensation is not paid on loan values or during any extended maturity.

Compensation on Increase
1. An Increase is defined as a face amount increase.
2. During the first 12 months following the date of the Increase, we will pay first year compensation at the rates set forth above on the amount of premium received during those 12 months that is greater than the amount of premium on which first year compensation was previously paid.
3. Renewal commissions may be paid at the rates and time period set forth above following an Increase, depending on the total premium paid for the policy each year following the Increase.
4. The maximum premium on which the target first year compensation and renewals will be paid is the total target premium of the Policy after the Increase.

Compensation Where Executive VUL II with MCSVR Replaces Other Life Policies Issued by Insurer or Principal National Life Insurance Company (“Principal National”)
A. First Year Commissions. We will pay first year commissions on a new Executive VUL II Policy with MCSVR (the “Replacement Policy”) that replaces an existing life policy issued by Insurer or Principal National (the “Replaced

Policy”) as follows:

1. Replaced Policy Premium
a. We will pay first year commissions of 3% on the amount of Replaced Policy Premium received (excluding the cash value transfer) up to and including the target premium amount.
b. We will pay first year commissions of 1.5% on the amount of Replaced Policy Premium received (excluding the cash value transfer) in excess of the target premium amount.
2. Replacement Policy Premium
We will pay first year commissions according to the Elected Option on the amount of Replacement Policy Premium received (excluding the cash value transfer) that exceeds the amount of Replaced Policy premium received. The rates for each of the options are set forth above in the Compensation Options Table – Target Premium.
3. No commission is paid on cash values transferred to the Replacement Policy.
4. In situations where a policy loan is carried over to the Replacement Policy, no commissions will be paid on the unscheduled premium deposit created for the purpose of carrying over the loan.

B. Renewal Commissions
1. Replaced Policy Premium
a. We will pay renewal commissions of 3% on the amount of Replaced Policy premium received up to and including the target premium amount; and 1.5% on the amount of Replaced Policy premium received in excess of the target premium amount in Policy Years 2-5.
b. We will pay renewal commissions on the amount of all Replaced Policy premium received according to the Elected Option in Policy Years 6-10. The rates for each of the options are set forth above in the Compensation Options Table – Target Premium.

2. Replacement Policy Premium (that exceeds Replaced Policy Premium)
We will pay renewal commissions according to the Elected Option on the amount of Replacement Policy Premium that exceeds the amount of Replaced Policy premium received in Policy Years 2-10. The rates for each of the options are set forth above in the Compensation Options Table – Target Premium.

C. Trail Compensation
We will pay trail compensation as set forth above in Policy Years 6 and later.

D. “Target premium” shall refer to the target premium amount of the Replacement Policy.

E. Commissions will not be paid when partial surrender amounts are used to fund premium increases or new business.

F. For special situations, defined by Principal Life, involving replacement of life policies issued by Principal Life or Principal National, Principal Life reserves the right to further modify commissions payable on replacements outlined above.

Compensation Chargebacks
First year compensation (FYC in chart) will be charged back, as set forth in the table below, if the Policy lapses, is surrendered or terminates (other than death) in the corresponding Policy Year. The chargeback applies to commissions, expense allowances and any other first year compensation paid.

Compensation Chargeback Table

Policy Year	Percent of FYC Paid Opt 1	Percent of FYC Paid Opt 2
1	100%	100%
2	68%	75%
3	38%	50%
4	0%	25%

The chargeback will apply to the current broker dealer for the Selling Agent who received the first year compensation, even if that broker dealer did not originally receive the first year compensation

EXHIBIT G
Compensation Schedule For Executive VUL II with Modified Cash Surrender Value Rider
(Executive VUL II with MCSVR) (Business – VUL Sales)
(Options 1 and 2)
PRINCIPAL LIFE SALES ONLY

In accordance with the Broker-Dealer Marketing and Servicing Agreement for Variable Life Policies (“Agreement”), Principal Life Insurance Company (“Principal Life”) and Principal Securities, Inc. (“Principal Securities”) (Principal Life and Principal Securities collectively referred to as “we,” “us” or “our”) will pay compensation to Broker Dealer in connection with the sale and/or servicing of Executive VUL II with MSCVR policies (“Policies”) according to the schedule below.

Broker Dealer will not be paid any compensation if this Agreement terminates or the Policy previously generating the compensation lapses, is surrendered or terminates, except for compensation that was payable prior to the Agreement termination date or the date of the Policy lapse, surrender or termination.

Selling Agent is the registered representative who sold the Policy or the Increase (defined below). Servicing Agent is the agent appointed by us and accepted by the policy owner as its servicing agent.

We may, by written notice to Broker Dealer (1) change this Compensation Schedule; (2) discontinue the issuance of any form of Policy or add additional policies or products; and/or (3) fix or change the amount of compensation on Policies issued in exchange for previously issued products.

Unless otherwise provided, the date of receipt of premium payments will determine the Policy Year for purposes of determining the applicable commission rate.

The target premium is determined according to a rate per $1,000 of face amount and may vary depending on such factors as age, gender and underwriting classification. The target premium will be set forth in the illustration.

New York Insurance Department Limitations
Broker Dealer and we agree that the maximum payment under this Agreement for Principal Life Insurance Company Policies shall be subject to the terms of the compensation plan we filed with the New York State Insurance Department. The determination of whether payments exceed the maximum amount permissible shall be solely our responsibility. If the amount paid by us is deemed to exceed the maximum amount permissible, we shall be responsible for determining a remedy for any such amount. The amount may be considered a debt from Broker Dealer to us, and if so determined, we reserve the right to offset any such indebtedness against any amount payable under this Agreement or any other agreement Broker Dealer has with us or any of our affiliates.

Compensation Option Elections
The Broker Dealer will be paid compensation on sale and/or servicing of Policies in accordance with the compensation option elected by its registered representative, using the election procedures established by us, upon submission of the Policy application to us and for which good payment has been received (“Elected Option”). Only one option may be selected per Policy.

Compensation paid will be based on Option 1 unless, upon submission of the Policy application, the registered representative elects another compensation option. Compensation Option 2 is not available on Policies with 1035 Exchange premium.

First Year and Renewal Compensation Rates

Compensation Options Table – Target Premium

	First Year Commission	First Year Expense Allowance	Policy Years 2–5	Policy Years 6–10
Option 1	13%	4%	4.50%	2.0%
Option 2	21%	4%	2%	2.0%

First Year Compensation
7. We will pay first year commissions according to the Elected Option on received premium up to and including the target premium amount. The rates for each of the options are set forth above (“Compensation Options Table – Target
Premium”).
8. We will pay an expense allowance according to the Elected Option on received premium up to and including the target premium amount. The rates for each of the options are set forth above in the Compensation Options Table – Target Premium.
9. We will pay first year commissions of 1% on received premium in excess of target premium amount under all commission options.

Renewal Commissions
1. We will pay renewal commissions according to Elected Option on received premium up to and including the target premium amount. The rates for each of the options are set forth above in the Compensation Options Table – Target Premium.
2. We will pay renewal commissions of 1.5% on received premium in excess of the target premium amount in Policy Years 2-5 and 0% on received premium in excess of the target premium amount in Policy Years 6-10.

Trail Compensation (Asset Based Compensation)
We will pay trail compensation under all options commencing at the end of the first quarter of Policy Year 6 and every quarter thereafter. The percentage of trail compensation will be based on the Policy’s net policy value (“NPV”) as shown in the following table:

Trail Compensation Table

YEAR	TOTAL % NPV TRAIL COMPENSATION	BREAKDOWN OF NPV TRAIL COMPENSATION
6+	0.075%	• 0.050%* to Selling Agent • 0.025%* to Servicing Agent
*One fourth of the annual trail compensation rate is multiplied by the total NPV on the last day of the contract quarter starting at the end of the first quarter in Policy Year 6. Trail compensation will be discontinued if the Life Paid-Up Rider is activated. Trail compensation is not paid on loan values or during any extended maturity.

Compensation on Increase
1. An Increase is defined as a face amount increase.
2. During the first 12 months following the date of the Increase, we will pay first year compensation at the rates set forth above on the amount of premium received during those 12 months that is greater than the amount of premium on which first year compensation was previously paid.
3. Renewal commissions may be paid at the rates and time period set forth above following an Increase, depending on the total premium paid for the policy each year following the Increase.
4. The maximum premium on which the target first year compensation and renewals will be paid is the total target premium of the Policy after the Increase.

Compensation Where Executive VUL II with MCSVR Replaces Other Life Policies Issued by Insurer or Principal National Life Insurance Company (“Principal National”)
A. First Year Commissions. We will pay first year commissions on a new Executive VUL II Policy with MCSVR (the “Replacement Policy”) that replaces an existing life policy issued by Insurer or Principal National (the “Replaced Policy”) as follows:
1. Replaced Policy Premium
a. We will pay first year commissions of 3% on the amount of Replaced Policy Premium received (excluding the cash value transfer) up to and including the target premium amount.
b. We will pay first year commissions of 1.5% on the amount of Replaced Policy Premium received (excluding the cash value transfer) in excess of the target premium amount.
2. Replacement Policy Premium
We will pay first year commissions according to the Elected Option on the amount of Replacement Policy Premium received (excluding the cash value transfer) that exceeds the amount of Replaced Policy premium received. The rates for each of the options are set forth above in the Compensation Options Table – Target Premium.
3. No commission is paid on cash values transferred to the Replacement Policy.
4. In situations where a policy loan is carried over to the Replacement Policy, no commissions will be paid on the unscheduled premium deposit created for the purpose of carrying over the loan.

B. Renewal Commissions
1. Replaced Policy Premium
a. We will pay renewal commissions of 3% on the amount of Replaced Policy premium received up to and including the target premium amount; and 1.5% on the amount of Replaced Policy premium received in excess of the target premium amount in Policy Years 2-5.
b. We will pay renewal commissions on the amount of all Replaced Policy premium received according to the Elected Option in Policy Years 6-10. The rates for each of the options are set forth above in the Compensation Options Table – Target Premium.

2. Replacement Policy Premium (that exceeds Replaced Policy Premium)
We will pay renewal commissions according to the Elected Option on the amount of Replacement Policy Premium that exceeds the amount of Replaced Policy premium received in Policy Years 2-10. The rates for each of the options are set forth above in the Compensation Options Table – Target Premium.

C. Trail Compensation
We will pay trail compensation as set forth above in Policy Years 6 and later.

D. “Target premium” shall refer to the target premium amount of the Replacement Policy.

E. Commissions will not be paid when partial surrender amounts are used to fund premium increases or new business.

F. For special situations, defined by Principal Life, involving replacement of life policies issued by Principal Life or Principal National, Principal Life reserves the right to further modify commissions payable on replacements outlined above.

Compensation Chargebacks
First year compensation (FYC in chart) will be charged back, as set forth in the table below, if the Policy lapses, is surrendered or terminates (other than death) in the corresponding Policy Year. The chargeback applies to commissions, expense allowances and any other first year compensation paid.

Compensation Chargeback Table

Policy Year	Percent of FYC Paid Opt 1	Percent of FYC Paid Opt 2
1	100%	100%
2	68%	75%
3	38%	50%
4	0%	25%

The chargeback will apply to the current broker dealer for the Selling Agent who received the first year compensation, even if that broker dealer did not originally receive the first year compensation.